UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2017

INTERNATIONAL WESTERN PETROLEUM, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55695	46-503476
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5525 N. MacArthur Boulevard, Suite 280
Irving, Texas	75038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 809-6900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

ITEM 4.01. Changes in Registrant’s Certifying Accountant

On December 12, 2017, the Board of Directors of International Western Petroleum, Inc. (“Company”), dismissed Anton & Chia, LLP as the independent registered public accounting firm to the Company. The Company re-engaged GBH CPAs, which had been the independent public accounting firm to the Company for the fiscal years ending February 28, 2015 and February 29, 2016.

Termination of Anton & Chia, LLP

The reports of Anton & Chia, LLP (“Anton”) on the Company’s balance sheets as of February 28, 2017 and the related statements of operations, changes in stockholders’ equity and cash flows for the year then ended, did not contain an adverse opinion or disclaimer of opinion, except that the reports stated that there is substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s most recent fiscal year, and the period subsequently through December 12, 2017, there were no disagreements between the Company and Anton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anton, would have caused it to make a reference to the subject matter of the disagreements in connection with their review on the Company’s financial statements for such periods. There were no reportable events (as described under Item 304(a)(1)(v) of Regulation S-K) during the Company’s most recent fiscal year and subsequently through December 12, 2017.

The Company has provided Anton with a copy of this disclosure and requested that Anton furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees or disagrees with the statements by the Company in this Current Report on Form 8-K.

A copy of the letter from Anton is attached hereto as Exhibit 16.1

Engagement of GBH CPAs, PC

On December 12, 2017, the Company engaged GBH CPAs, PC (“GBH”), as its new independent registered public accounting firm. The engagement of GBH was approved by the Company’s Board of Directors on December 12, 2017.

During the Company’s most recent fiscal year ended February 28, 2017 and through December 12, 2017, neither the Company nor anyone acting on its behalf consulted with GBH regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that GBH concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

GBH has been the independent registered public accounting firm for the Company auditing the balance sheet of the Company as of February 29, 2016, and the related statements of operations, changes in stockholders’ equity, and cash flows for the year ended February 29, 2016.

ITEM 9.01. Financial Statements and Exhibits.

NUMBER	EXHIBIT

16.1	Letter from Anton & Chia, LLP, dated December 14, 2017, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

International Western Petroleum, Inc.

Dated: December 15, 2017	/s/ Patrick Norris
Patrick Norris, Chief Executive Officer